SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

 Check the  appropriate  box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              Microlog Corporation
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[ X]   No fee required.
[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1/

     4) Proposed maximum aggregate value of transaction:


     5) Total fee paid:


[ ]  Fee paid previously with preliminary proxy materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount previously paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                                                               February 24, 1998



Dear Shareholder:

                  You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Microlog Corporation (the "Company") to be held March 31, 1998, at 10:00 a.m., at the Gaithersburg Hilton, 620 Perry Parkway, Gaithersburg, Maryland, 20877, in the Gaithersburg-Darnestown Suite.

                  The Annual Meeting has been called for the following purposes:

                  (1) to elect two directors to serve for a full term of three years, and to ratify the Board of Directors' appointment of one director to fill a vacant director position with a term expiring in one year;

                  (2) to ratify the Board of Directors' appointment of the firm of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending October 31, 1998;

                  (3) to consider and vote upon proposed amendments to the Company's 1989 Non-Employee Director Non-Qualified Stock Option Plan, as Amended and Restated (the "Plan"), which would (i) increase from 125,000 to 250,000 the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the Plan, (ii) provide for annual grants of an option to purchase 4,000 shares (rather than 3,000 shares) of Common Stock to each eligible non-employee director of the Company, (iii) provide for initial grants of options to purchase 10,000 shares (rather than 5,000 shares) of Common Stock to each new non-employee director of the Company, (iv) extend the term of the Plan to April 30, 2006, (v) amend the definition of individuals eligible to receive options under the Plan to cover only those Board members who are not, and have not for the past three years, been an officer or salaried employee of the Company or any subsidiary, and (vi) eliminate the requirement that shareholders approve certain types of amendments to the Plan;

                  (4) to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

                  The Board of Directors of Microlog Corporation unanimously recommends that you vote "FOR" proposals (1), (2) and (3) to be considered at the Annual Meeting.

                  Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, I urge you to vote, sign, date, and return the enclosed proxy card as soon as possible, even if you plan to attend the Annual Meeting. Signing this proxy will not prevent you from voting in person should you be able to attend the meeting. Signing the proxy will assure that your vote is counted if, for any reason, you are unable to attend.

                                                                Sincerely yours,

                                                         /s/ Richard A. Thompson

                                                             Richard A. Thompson
                                                         Chief Executive Officer

                              MICROLOG CORPORATION

                              20270 Goldenrod Lane
                            Germantown, MD 20876-4070
                                 (301) 428-9100

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS;
                            TO BE HELD MARCH 31, 1998

                  NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders of Microlog Corporation (the "Company") will be held on March 31, 1998, at 10:00 a.m., local time, at the Gaithersburg Hilton, 620 Perry Parkway, Gaithersburg, Maryland, 20877, for the following purposes:

                  (1) to elect two directors to serve for a full term of three years, and to ratify the Board of Directors' appointment of one director to fill a vacant director position with a term expiring in one year;

                  (2) to ratify the Board of Directors' appointment of the firm of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending October 31, 1998;

                  (3) to consider and vote upon proposed amendments to the Company's 1989 Non-Employee Director Non-Qualified Stock Option Plan, as Amended and Restated (the "Plan"), which would (i) increase from 125,000 to 250,000 the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the Plan, (ii) provide for annual grants of an option to purchase 4,000 shares (rather than 3,000 shares) of Common Stock to each eligible non-employee director of the Company, (iii) provide for initial grants of options to purchase 10,000 shares (rather than 5,000 shares) of Common Stock to each new non-employee director of the Company, (iv) extend the term of the Plan to April 30, 2006, (v) amend the definition of individuals eligible to receive options under the Plan to cover only those Board members who are not, and have not for the past three years, been an officer or salaried employee of the Company or any subsidiary, and (vi) eliminate the requirement that shareholders approve certain types of amendments to the Plan;

                  (4) to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

                  Pursuant to the By-Laws of the Company, the Board of Directors has fixed February 9, 1998 as the record date for the Annual Meeting with respect to this solicitation. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                  In the event there are not sufficient votes to approve one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                            By   Order of the Board of Directors


                                            /s/ Richard A. Thompson

                                            Richard A. Thompson
                                            Chief Executive Officer


Germantown, Maryland
February 24, 1998





PLEASE FILL OUT, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                              MICROLOG CORPORATION

                              20270 GOLDENROD LANE
                            GERMANTOWN, MD 20876-4070
                                 (301) 428-9100

                            -------------------------
                                 PROXY STATEMENT
                            -------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 31, 1998

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

                  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Microlog Corporation, a Virginia corporation (the "Company"), for use at the 1998 Annual Meeting of Shareholders to be held on March 31, 1998 at 10:00 a.m., local time, at the Gaithersburg Hilton, 620 Perry Parkway, Gaithersburg, Maryland, 20877, and at any adjournments or postponements thereof (the "Annual Meeting").

                  The Annual Meeting is being called for the following purposes:

                  (1) to elect two directors to serve for a full term of three years, and to ratify the Board of Directors' appointment of one director to fill a vacant director position with a term expiring in one year;

                  (2) to ratify the Board of Directors' appointment of the firm of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending October 31, 1998;

                  (3) to consider and vote upon proposed amendments (the "Amendments") to the Company's 1989 Non-Employee Director Non-Qualified Stock Option Plan, as Amended and Restated (the "Plan"), which would (i) increase from 125,000 to 250,000 the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the Plan, (ii) provide for annual grants of an option to purchase 4,000 shares (rather than 3,000 shares) of Common Stock to each eligible non-employee director of the Company, (iii) provide for initial grants of options to purchase 10,000 shares (rather than 5,000 shares) of Common Stock to each new non-employee director of the Company, (iv) extend the term of the Plan to April 30, 2006, (v) amend the definition of individuals eligible to receive options under the Plan to cover only those Board members who are not, and have not for the past three years, been an officer or salaried employee of the Company or any subsidiary, and (vi) eliminate the requirement that shareholders approve certain types of amendments to the Plan;

                  (4) to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

                  Record holders of the Company's common stock, par value $.01 per share ("Common Stock"), at the close of business on February 9, 1998, the record date, are entitled to notice of, and to vote at, the Annual Meeting. As of January 16, 1998, there were outstanding 4,282,810 shares of Common Stock. Each shareholder will be entitled to one vote for each share of Common Stock held at the close of business on the record date. At the Annual Meeting, votes will be counted by written ballot.

                  This Proxy Statement, and the accompanying notice of the Annual Meeting and proxy card, will first be sent or given to shareholders on or about February 24, 1998. The Company's Annual Report to Shareholders for the fiscal year ended October 31, 1997 accompanies this Proxy Statement.

                  The shares of Common Stock represented by valid proxies received by the Company in time for the Annual Meeting will be voted as specified in such proxies. Executed but unmarked proxies will be voted:


                  (1) FOR the election of the Board of Directors' nominees for director and ratification of the appointment to the vacant director position;

                  (2)   FOR  the   ratification  of  the  appointment  of  Price
                        Waterhouse LLP as independent accountants of the Company for the fiscal year ending October 31, 1997; and

                  (3)   FOR the proposed Amendments to the Plan.

                  If any other matters properly come before the Annual Meeting, the persons named as proxies will, unless the shareholder otherwise specifies in the proxy, vote upon such matters as determined by a majority of the Board of Directors.

                  The election of the Board of Directors' nominees for director will require the affirmative vote of a plurality of the shares entitled to vote in the election of directors. Ratification of the appointment to the vacant director position and of the independent accountants and approval of the proposed amendments to the Plan will each require the affirmative vote of the holders of a majority of the shares of Common Stock of the Company entitled to vote thereon and who vote in person or by proxy at the Annual Meeting. In order to approve the transaction of any other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof, the votes cast at the Annual Meeting approving the action must exceed the votes cast opposing the action. Abstentions and broker non-votes will not be counted as either approving or opposing the action.

                  Any shareholder giving a proxy has the right to revoke it at any time before it is exercised by attending the Annual Meeting and voting in person or by delivering to the Secretary of the Company at 20270 Goldenrod Lane, Germantown, MD 20876-4070, a written notice of revocation or duly executed proxy bearing a later date.

                  The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone, facsimile, or telegraph by officers, directors, and employees of the Company who will not be specially compensated for such solicitation activities. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for forwarding solicitation materials to the beneficial owners of such shares held of record by such persons, and the Company will reimburse such persons for their reasonable expenses incurred in connection therewith.

                  The Company is required to file an Annual Report on Form 10-K for the fiscal year ended October 31, 1997 with the Securities and Exchange Commission ("SEC"). Shareholders can obtain, free of charge, a copy of such Annual Report by writing to Microlog Corporation, 20270 Goldenrod Lane, Germantown, MD 20876-4070, Attention: Corporate Secretary.

              STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

                  The following table sets forth information as of January 16, 1998 with respect to the ownership of shares of Common Stock by (i) owners of more than 5% of the Company's outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each of the named executive officers of the Company, and (iv) all directors and officers of the Company as a group. The information is based on the most recent filings with the SEC by such persons or upon information provided by such persons to the Company. Unless otherwise indicated, the persons shown in the table are believed to have sole voting and investment power with respect to the entire number of shares reported.

Name and Address of                   Number of Shares             Percentage of
Beneficial Owner (1)                  Beneficially Owned           Ownership (2)
--------------------                  ------------------           -------------

Hathaway & Associates, Ltd               373,000                            8.7%
119 Rowayton Avenue
Rowayton, Connecticut 06853

Joe J. Lynn                              333,350                            7.8%
20270 Goldenrod Lane
Germantown, MD  20876-4070


Richard A. Thompson                      239,000 (3)                        5.3%
20270 Goldenrod Lane
Germantown, MD  20876-4070

Steven R. Delmar                          97,000 (4)                        2.2%
20270 Goldenrod Lane
Germantown, MD  20876-4070

Deborah M. Grove                          49,200 (5)                        1.1%
20270 Goldenrod Lane
Germantown, MD  20876-4070

David M. Gische                           39,000 (6)                           *
20270 Goldenrod Lane
Germantown, MD  20876-4070

Robert E. Gray, Jr.                       31,520 (7)                           *
20270 Goldenrod Lane
Germantown, MD  20876-4070

David B. Levi                              4,000 (8)                           *
20270 Goldenrod Lane
Germantown, MD  20876-4070

All officers and directors as
a group (10 persons)                     792,770 (9)                       17.1%

----------
*    Less than 1% of the shares outstanding.

(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner of a security for purposes of the Rule if he or she has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares.

(2) For the purpose of computing the percentage of ownership of each beneficial owner, any securities which were not outstanding but which were subject to options, warrants, rights, or conversion privileges held by such beneficial owner exercisable within 60 days were deemed to be outstanding in determining the percentage owned by such person but are not deemed outstanding in determining the percentage owned by any other person.

(3) Includes 12,000 shares held by the Company's Money Purchase Pension Plan, of which Mr. Thompson is a trustee. Mr. Thompson disclaims beneficial ownership of such shares. Also includes 220,000 shares that may be acquired by Mr. Thompson within 60 days of the record date upon the exercise of stock options. Does not include 110,000 shares that may be acquired by Mr. Thompson more than 60 days after the record date upon the exercise of stock options.

(4) Includes 12,000 shares held by the Company's Money Purchase Pension Plan, of which Mr. Delmar is a trustee. Mr. Delmar disclaims beneficial ownership of such shares. Also includes 56,000 shares that may be acquired by Mr. Delmar within 60 days of the record date upon the exercise of stock options. Does not include 9,000 shares that may be acquired by Mr. Delmar more than 60 days after the record date upon the exercise of stock options.

(5) Includes 16,000 shares that may be acquired by Ms. Grove within 60 days of the record date upon the exercise of stock options. Does not include 19,000 shares that may be acquired by Ms. Grove more than 60 days after the record date upon the exercise of stock options.

(6) Includes 31,000 shares that may be acquired within 60 days of the record date upon the exercise of stock options. Includes 3,000 shares held by Mr. Gische's spouse. Mr. Gische disclaims beneficial ownership of such shares.

(7) Includes 21,000 shares that may be acquired within 60 days of the record date upon the exercise of stock options that have been granted. Includes 6,500 shares held by Mr. Gray's spouse. Mr. Gray disclaims beneficial ownership of such shares.

(8) Includes 4,000 shares that may be acquired within 60 days after the record date upon the exercise of stock options. Does not include 10,000 shares that may be acquired more than 60 days after the record date upon the exercise of stock options.

(9) Includes 358,700 shares that may be acquired within 60 days of the record date upon the exercise of stock options. Does not include 214,100 shares that may be acquired more than 60 days after the record date upon the exercise of stock options. Includes 12,000 shares held by the Company's Money Purchase Pension Plan, of which Messrs. Thompson and Delmar are trustees. Messrs. Thompson and Delmar each disclaims beneficial ownership of such shares.

                            MATTERS TO BE ACTED UPON

         ELECTION OF DIRECTORS AND RATIFICATION OF DIRECTOR APPOINTMENT
                                (PROPOSAL NO. 1)

                  The By-Laws of the Company currently provide that the membership of the Board be divided into three classes. The Board of Directors currently consists of six director positions with each class having two directors. The term of only one class of directors expires each year, and their successors are elected for a term of three years and until their successors are duly elected and qualified. Any director appointed to fill any vacancy occurring on the Board of Directors, including any vacancy created by an increase in the number of directors, shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or in which the vacancy occurred. There is currently one vacancy on the Board.

                  At the Annual Meeting, two directors will be elected to a full three-year term, and shareholders will vote on a proposal to ratify one director whom the Board has appointed to fill a vacancy on the Board with a term expiring in 1999. The director nominees are David M. Gische and David B. Levi. Mr. Gische was elected as a director at the 1996 Annual Meeting of Shareholders to a three-year term expiring in 1999 but will, effective at the Annual Meeting, resign his current position and stand for re-election to a full three-year term expiring in 2001. Mr. Levi was recently appointed by the Board to fill a vacancy on the Board created by the resignation in March 1997 of J. Graham Hartwell, who was elected at the 1995 Annual Meeting of Shareholders to a three-year term expiring in 1998. At the Annual Meeting, Mr. Levi will stand for election to a full three-year term expiring in 2001.

                  Joe J. Lynn is currently serving on the Board with a term expiring at the Annual Meeting, and the Board has appointed Mr. Lynn to fill the vacancy which will be created by Mr. Gische's resignation, which position has a term expiring in 1999. At the Annual Meeting, shareholders will vote on a proposal to ratify the Board's appointment of Mr. Lynn.

                  The remaining directors are Robert E. Gray, Jr., who was elected at the 1997 Annual Meeting of Shareholders to a three-year term expiring in 2000, and Richard A. Thompson, who was elected at the 1996 Annual Meeting of Shareholders to a three-year term expiring in 1999. There is one remaining vacancy on the Board, and the Board is presently searching for a suitable candidate to fill such vacancy.

                  The following table provides information as to the nominees and appointee for director positions of the Company, and as to directors whose terms in office will continue.

                                                                      EXPIRATION
NAME                                   AGE                               OF TERM

NOMINEES


David M. Gische                         48                                  2001
David B. Levi                           64                                  2001

APPOINTEES

Joe J. Lynn                             66                                  1999


CONTINUING DIRECTORS

Robert E. Gray, Jr.                     56                                  2000
Richard A. Thompson                     51                                  1999


     DAVID M. GISCHE has been a director of the Company since April 1985. Mr. Gische, an attorney, has been associated with the law firm of Ross, Dixon & Masback in Washington, D.C. since November 1983. From September 1978 until November 1983, Mr. Gische was associated with the Washington, D.C. law firm of Hogan & Hartson LLP, counsel to the Company.

     DAVID B. LEVI has been a director of the Company since December 1997. Mr. Levi served as President of Natural MicroSystems Corporation, a provider of hardware and software for developers of high-value telecommunications solutions from June 1991 to April 1995. In November 1995, Mr. Levi became President of Voice Processing Corp. (VPC). and Mr. Levi served as Chief Operating Officer of VCS until his retirement in October 1997. Prior to 1991, Mr. Levi held Chief Executive Officer and Chief Operating Officer positions at Raytheon Data Systems (a division of Raytheon Corp.), Centronics Data Computer Corp., and Raster Technologies, Inc., and consulted to Regional Bell Operating Companies.

     JOE J. LYNN presently serves as a part-time consultant to the Company, having retired from his position as Chief Development Officer of the Company, in which he served from January 1, 1997 through January 12, 1998. Previously, Mr. Lynn was Chief Executive Officer of the Company from May 1, 1991 through January 1, 1997 and President of the Company from October 1989 to June 1992, and prior thereto he served as Executive Vice President of the Company and as President of the Company's subsidiary, Microlog Corporation of Maryland. He has been a director of the Company since its formation in 1969. From 1966 until 1970, Mr. Lynn was employed as a manager with DBA Systems, Inc. From 1961 to 1966, he served as a manager at the Kennedy Space Flight Center for RCA, which is presently a subsidiary of General Electric Company.

     ROBERT E. GRAY, JR. has been a director of the Company since 1977. He is currently Senior Vice President of Prosperity Bank and Trust, in Springfield, Virginia. He was employed by Hallmark Bank & Trust Co. from 1985 to 1992 - as Director and Executive Vice President from 1989 to 1992, and prior thereto as Senior Vice President and Chief Lending Officer. From 1992 to 1993, he served as Senior Vice President of Suburban Bank of Virginia, NA in McLean, Virginia.

     RICHARD A. THOMPSON has been President and Chief Executive Officer of the Company since January 1, 1997. He was President and Chief Operating Officer of the Company from June 1992 through January 1, 1997. Mr. Thompson was elected a director of the Company in September 1992. Prior to joining Microlog
Corporation, Mr. Thompson was President and a director of General Kinetics, Inc., a diversified manufacturing company from October 1989 to December 1991. Other positions he has held have been as President of Thompson Associates, a management consulting firm from 1988 to 1989 and as Marketing Manager with General Electric Company from 1985 to 1988. Mr. Thompson is also a Captain in the U. S. Naval Reserve.

     During fiscal year 1997, there were 7 meetings including regularly scheduled and special meetings of the Board of Directors. All directors attended more than 75% of such meetings.

     The Board has an Audit Committee, a Management Compensation Committee, and a Stock Option Committee, but does not have a Nominating Committee. The Audit, Management Compensation, and Stock Option Committees each consists of Messrs. Gische and Gray.

     The Audit Committee is primarily responsible for approving the services performed by the Company's independent accountants. The Audit Committee met one time during fiscal year 1997. Each member of the Audit Committee attended this meeting.

     The function of the Management Compensation Committee is to make recommendations to the Board of Directors with respect to the compensation of certain officers and employees, including the executive officers. The Management Compensation Committee met one time during fiscal year 1997. Each member of the Management Compensation Committee attended this meeting.

     The function of the Stock Option Committee is to make recommendations to the Board of Directors with respect to the grant of stock options to officers and employees. The Stock Option Committee met six times during fiscal year 1997. Each member of the Stock Option Committee attended these meetings.






                                   MANAGEMENT

     The executive officers of the Company, and their respective ages as of January 16, 1998, are as follows:

NAME                         AGE                     OFFICES AND POSITIONS HELD
----                         ---                     --------------------------




Richard A. Thompson          51                      President, Chief Executive
                                                     Officer and Director

Steven R. Delmar             41                      Executive Vice President
                                                     and Chief Financial Officer

Deborah M. Grove             45                      President of subsidiary,
                                                     Old Dominion Systems
                                                     Incorporated of Maryland

Joe J. Lynn*                 66                      Director (Formerly Chief
                                                     Development Officer)

----------


* Effective as of January 15, 1998, Mr. Lynn, who had been Chief Development Officer since January 1, 1997 and Chief Executive Officer for approximately six years before that, resigned as Chief Development Officer but agreed to remain employed by the Company for an additional two years as a consultant.

     Steven R. Delmar has been Executive Vice President of the Company since October 1989 and was President of Microlog Corporation of Maryland, a wholly-owned subsidiary of the Company, from May 1991 to July 1992. Mr. Delmar was Microlog's Chief Financial Officer from January 1987 to May 1991. He served as Chief Operating Officer of Microlog (rather than Chief Financial Officer) from May 1991 until July 1992, and following the hiring of Mr. Thompson as President and Chief Operating Officer, Mr. Delmar resumed his position as Chief Financial Officer. He was Vice President of the Company from January 1987 to October 1989. Since 1979, Mr. Delmar has held various offices with the Company and its subsidiaries, including Assistant Comptroller, Comptroller, General Manager and Vice President. A certified public accountant, Mr. Delmar held accounting positions with Bechtel Power Corporation, a commercial construction firm, and the Veterans Administration prior to his employment with Microlog.

     Deborah M. Grove became President of Old Dominion Systems Incorporated of Maryland, a wholly-owned subsidiary of the Company, in May 1991. From 1983 until May 1991, Ms. Grove was Vice President of Old Dominion Systems Incorporated of Maryland and from 1985 until May 1991, Vice President of Old Dominion Services, Inc. Ms. Grove holds a Master of Science degree in Business and Finance and a Bachelor of Science degree in Business Administration.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

                  The following table shows, for the fiscal years ending October 31, 1995, 1996, and 1997, the salary, bonus, and certain other forms of compensation paid or accrued for those years by the Company and its subsidiaries to the Chief Executive Officer and each of the three other executive officers whose salary and bonus compensation exceeded $100,000 in fiscal 1997 ("named executive officers").

                           SUMMARY COMPENSATION TABLE


                            Annual Compensation                                    Long Term Compensation
                                                                                    Awards         Payouts

                                                                   Other
                                                                   Annual     Restricted  Options/   LTIP       All Other
Name and Principal Position   Fiscal       Salary     Bonus     Compensation    Stock     SARs       Payouts  Compensation
                               Year       ($)(a)      ($)          ($)(b)      Award(s)   (#)        ($)         ($)(c)
----------------------------- ---------- ------------ --------- ------------ ----------- --------- --------- --------------


Joe J. Lynn                     1997       191,671                16,489                                         11,424
Chief Development Officer       1996       184,206    24,500      22,410                                         10,908
                                1995       169,919    50,000       7,715                                         10,851


Richard A. Thompson             1997       181,664                23,952                                         12,035
President and Chief             1996       164,994    31,500      16,341                  150,000                13,000
Executive Officer               1995       160,000    90,000       4,622                  100,000                12,125


Steven R. Delmar                1997       143,333                 9,479                                         10,618
Executive Vice President        1996       135,000    25,500       8,861                                         10,555
and Chief Financial Officer     1995       130,000    40,000       3,980                   15,000                10,255


Deborah M. Grove                1997       123,334    10,000      18,332                                          9,732
President of subsidiary,        1996       115,003    23,500      12,609                                          9,117
Old Dominion Systems            1995       110,000    40,000      10,039                   15,000                 8,784
Incorporated of Maryland




(a)  Includes deferred compensation
     For fiscal 1997, 1996 and 1995, Mr. Lynn's deferred compensation included in his salary was $15,188, $14,200, and $4,919, respectively.
(b) Other annual compensation consists primarily of reimbursements under the Company's Executive Medical Reimbursement Plan, paid personal leave, and personal use of automobiles.
(c) All other compensation consists of 401k matching contributions and pension plan contributions. For fiscal 1997 Mr. Lynn's 401k matching and pension contributions were $1,824, and $9,600 respectively. For fiscal 1997 Mr. Thompson's 401k matching and pension contributions were $2,435, and $9,600 respectively. For fiscal 1997 Mr. Delmar's 401k matching and pension contributions were $1,831, and $8,787 respectively. For fiscal 1997 Ms. Grove's 401k matching and pension contributions were $1,798, and $7,934 respectively.

STOCK OPTIONS

                  There were no grants of stock options to the named executive officers during the fiscal year ended October 31, 1997.

                  The  following  table  provides  information   concerning  the
exercise of stock options by the named executive officers during fiscal 1997.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                         YEAR, AND FY-END OPTION VALUES


                                                                     Number of Securities     Value of Unexercised
                                                                          Underlying        In-the Money Options at
                                                                      Unexercised Options          FY-End ($)
                                                                         at FY End (#)

                              Shares Acquired          Value             Exercisable/             Exercisable/
           NAME               on Exercise (#)     Realized ($)(b)        Unexercisable           Unexercisable

Richard A. Thompson                10,000             $22,875           170,000/160,000           922,500/347,500

Deborah M. Grove                   15,000                                 12,667/12,333             58,919/46,706

Steven R. Delmar                   10,000             $41,400              56,000/9,000            292,250/25,875

----------

(a)   Calculations based on closing price of stock of $7.25 on October 31, 1997

(b) Calculations based on 5,000 shares for Mr. Thompson and 7,000 shares for Mr. Delmar.

EMPLOYMENT AND DEFERRED COMPENSATION AGREEMENTS

                  The Company is a party to an employment agreement with Mr. Lynn, who is one of the Company's founders and has been employed by the Company since 1969. The agreement provides for employment of Mr. Lynn, on a full-time, part-time or consulting status, through December 31, 1999. Mr. Lynn's annual salary under his employment agreement for full-time employment equaled (a) the sum of $80,000 for 1997, $84,000 for 1998 and $88,200 for 1999 (the "Base
Amount"), plus (b) the sum of $93,779.70 per annum for 1997, 1998, and 1999 (the "Additional Amount"). The employment agreement permits Mr. Lynn to move to a part time status, with a pro rata decrease in the Base Amount, or to become a consultant and perform only consulting services reasonably requested by the Company, in which event Mr. Lynn would not receive the Base Amount but would receive the Additional Amount increased by $2,000 per month, plus applicable benefits. Mr. Lynn exercised his right to become a consultant effective January 15, 1998. The employment agreement entitles Mr. Lynn to certain employee benefits, generally those available to the Company's employees or executive officers, but not including participation in the incentive stock option plan or executive bonus plan.

                  The Company is a party to an employment agreement with Mr. Thompson. The agreement provides for employment of Mr. Thompson through December 31, 1998. Mr. Thompson's annual salary under his employment agreement is subject to increase and discretionary bonuses each year as determined by the Board of Directors. On December 15, 1997, the Board of Directors set a salary to become effective as of November 1, 1997 under this agreement for Mr. Thompson of $215,000, which represents a 16.2% increase from the prior year. The employment contract entitles Mr. Thompson to certain fringe benefits, including insurance coverage and various executive perquisites. Upon termination of employment without cause, the existing base salary, plus all benefits, will be paid in monthly installments for twelve months. The employment agreement also entitles Mr. Thompson to continue to serve as a director of the Company for so long as he continues to be an officer of the Company.

                  The Company is a party to a noncontributory deferred compensation agreement with Mr. Lynn under which the Company is obligated to make payments to Mr. Lynn (or his beneficiaries) over the ten-year period subsequent to his retirement (on or after age 65), permanent disability, or death. The aggregate amount owed to Mr. Lynn under this agreement is payable either in equal monthly installments over the ten-year period or in an appropriately discounted single sum payment (at the election of Mr. Lynn). This amount is determined by multiplying $2,500 by the number of months of employment during the period April 1, 1988 to January 1, 1995 and adding an initial contribution of $10,000. During the fiscal year ended October 31, 1997, the Company accrued $15,188 in interest for Mr. Lynn under this contract.

MANAGEMENT COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

                  Decisions on compensation of the Company's executives generally are made by the Management Compensation Committee of the Board. Each member of the Management Compensation Committee is a non-employee director. All decisions by the Management Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. Set forth below is a report submitted by the Management Compensation Committee addressing the Company's compensation policies for fiscal 1997 as they affected the Company's executive officers, including the Chief Executive Officer and the named executive officers.

COMPENSATION   POLICIES  FOR  EXECUTIVE   OFFICERS.   The  Company's   executive
compensation policies are designed to provide competitive levels of compensation, assist the Company in attracting and retaining qualified executives, reward superior corporate performance, and recognize individual initiative and achievement. Measurement of corporate performance is primarily based upon Company goals and industry performance levels. The Company considers compensation paid to its executive officers to be deductible for purposes of
Section  162(m) of the Internal  Revenue  Code.  Target  levels of the executive officers'  overall  compensation  are  intended  to  be  consistent  with  other executives in the Company's industry, including members of its peer group, taking into account the size and financial results of these respective companies. In the past few years, this policy has resulted in certain executive officers' overall compensation between the lower end and the middle of executive compensation in the Company's industry and peer group (based upon compensation surveys available to the Management Compensation Committee). The Management Compensation Committee believes that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value.

RELATIONSHIP OF PERFORMANCE TO EXECUTIVE COMPENSATION. Compensation paid to the Company's executive officers in fiscal 1997, which related to the performance of the Company, consisted of the following components: base salary, cash bonuses, grants of stock options under stock option plans, and executive perquisites.

                  Base Salary. The Management Compensation Committee reviews executive base salaries on a regular basis. In view of the Company's financial performance during fiscal 1997, base salaries for Messrs. Thompson, Delmar and Ms. Grove were increased effective November 1, 1997 to approximately $215,000, $165,000, and $135,000, respectively.

                  Cash Bonuses. The Management Compensation Committee also determines, generally on an annual basis, whether to award bonuses to executive officers based upon their individual performance or on the performance of the Company as a whole. In prior years, the Board, at the recommendation of the Management Compensation Committee, has adopted specific incentive compensation arrangements for executive officers which consist of cash bonuses payable if the Company achieved certain pre-tax (and pre-bonus) profit and sales goals. The Company utilizes an executive bonus plan under which a pool of funds, determined by formula, is set aside for selected executives. The amount of funds set aside for the bonus pool is based on the Company's sales and pre-tax income. A new Executive Bonus Plan with new performance goals was adopted for fiscal 1998. No bonuses were paid for fiscal 1997 under the Executive Bonus Plan in effect for fiscal 1997, but a bonus was paid to one executive based upon individual performance.

                  Stock Options. The Company provides a long-term incentive through a stock option plan (the "Stock Option Plan") which was adopted in 1995. The Stock Option Plan is intended to foster management team cohesion and align management and shareholder interests. Key employees, including executive officers, are eligible for grants under the Stock Option Plan. The Stock Option Plan is administered by the Stock Option Committee, which consists exclusively of non-employee directors. Awards are intended to provide incentives for executive officers to enhance long-term corporate performance, as reflected in stock price, thereby increasing shareholder value, and to provide non-cash compensation to such officers as part of their overall compensation package. The Company believes that the Stock Option Plan encourages superior performance that can result in significantly enhanced shareholder value. The option price of shares granted under the Stock Option Plan may be less than the fair market value of the shares underlying the option on the date of grant, but such options generally have been granted at fair market value. Options granted under the Stock Option Plan generally terminate automatically upon termination of employment or service with the Company, except in cases of disability or death.

                  As part of his three year employment contract, based upon the Board's view that Mr. Thompson's continued performance as President and Chief Executive Officer is very important to the Company, the Board recommended, and the Stock Option Committee of the Board granted, on December 20, 1995 additional options for Mr. Thompson to purchase 150,000 shares of Common Stock, vesting in ten years ending in December 2005. The additional options contain an accelerated vesting provision based upon the trading price of the Company's Common Stock in June of each of 1996 ($3.50), 1997 ($5.00), and 1998 ($10.00). The Company's
Common Stock was trading at a price of less than $3.00 when these price targets were initially agreed upon, and had traded at significantly lower levels in the prior year.

                  Executive  Perquisites.   In  prior  years,  the  Company  has
provided certain perquisites for its executive officers which the Management Compensation Committee has determined are customary for similar companies.

                  Other Compensation. In addition to the compensation paid to executive officers as described above, executive officers and other key employees receive benefits under the Company's Medical Reimbursement Plan (along with supplemental health benefits of up to $7,500 per executive), and executive officers receive, along with and on the same terms as other employees, contributions by the Company pursuant to the Company's Pension Plan and matching contributions under the Company's Pre-Tax Savings Plan (401k).

                  CEO Compensation. In setting the Chief Executive Officer's salary and incentive compensation for fiscal 1998, the Management Compensation Committee reviewed the Company's fiscal 1997 financial performance in revenues, expenses, and pre-tax net income. Based upon its review at the outset of fiscal 1998, the Committee approved an increase in Mr. Thompson's salary for fiscal 1998 of 16.2% to $215,000. The Committee believes that any significant increase in Mr. Thompson's compensation for 1998 will come from the executive bonus plan, which is based on achieving the Company's revenue and net income targets, and that Mr. Thompson has substantial motivation to increase the value of the Company's Common Stock due to the large number of stock options that he holds. The Committee believes a significant performance-based component of total compensation serves the interests of shareholders by directly linking management compensation with corporate performance.

                    Management Compensation Committee Report
       Submitted by the Members of the Management Compensation Committee:

                                 David M. Gische
                               Robert E. Gray, Jr.
                                  David B. Levi

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  None.

COMPARATIVE COMPANY PERFORMANCE

                  The following line graph compares cumulative total shareholder return for the Company with a performance indicator of the NASDAQ Stock Market, and a peer group index over the last five fiscal years. The peer group consists of Active Voice Corporation, Boston Technology, Inc., Brite Voice Systems, Inc., Centigram Communications Inc., Cognitronics Corporation, Comverse Technology, Inc., Davox Corporation, Digital Sound Corporation, Intervoice Inc., Octel Communications, CP., Periphonics Corporation, and Syntellect, Inc.


                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                           Among Microlog Corporation,
                    NASDAQ Market Index, and Peer Group Index

                              [PERFORMANCE GRAPH]

                                         1993         1994        1995        1996         1997
                                         ----         ----        ----        ----         ----
Microlg Corporation           100       337.5         59.38      425         550          725
Peer Group Index              100       156.36       175.78      196.68      232.8        399.6
Nasdaq Market Index           100       131.23       139.52      165.5       194.35       254.71


                      Assumes $100 Invested on Nov. 1, 1992
                          Assumes Dividends Reinvested
                       Fiscal Year Ending October 31, 1997

COMPENSATION OF DIRECTORS

                  Compensation of Mr. Gische and Mr. Gray, through fiscal 1997, consisted of $1,000 per meeting with a maximum of $10,000 per year for each such director. Employee directors are not paid for attending meetings of the Board of Directors, and Mr. Levi was not appointed to the Board until after the end of fiscal 1997. Commencing with fiscal 1998, non-employee directors (including Mr.
Levi) will receive $2,500 per quarter to serve as a director (but no per-meeting amount).

                  The Company has a non-employee director stock option plan (the "Plan"), which was approved by the shareholders, pursuant to which 125,000 shares of Common Stock are presently reserved for issuance to non-employee directors of the Company upon exercise of options granted under the Plan. The Board has proposed several amendments to the Plan, including an increase in the number of shares reserved from 125,000 to 250,000, which amendments are subject to shareholder approval. (See Proposal 3 hereof.) The Company believes that options issued under the Plan create an incentive for non-employee directors to expend maximum effort for the growth and success of the Company. Options for 3,000 shares of Common Stock were granted during fiscal 1997 to each of Messrs. Gische and Gray under the Plan. The option price of all options granted under the Plan equal the fair market value of the shares underlying the option on the date of grant. Options granted under the Plan expire if not exercised within ten years from the date of the grant of the option.

SECTION 16(A) DISCLOSURE

                  Each director and officer of the Company, and each person who beneficially owns more than 10% of the Company's Common Stock, is required by
Section 16(a) of the Securities Exchange Act of 1934 to file reports with the Securities and Exchange Commission ("SEC") of beneficial ownership of the Company's equity securities and certain changes to such ownership. Based on its review of the reports and written representations furnished by the persons required to file reports under Section 16(a), the Company believes that Mr. Richard A. Thompson, the Company's President, Chief Executive Officer and a Director, filed three late reports with the SEC of five transactions involving changes in beneficial ownership.



             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

                  The Board of Directors has appointed the firm of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending October 31, 1997, subject to ratification of such appointment by the shareholders. The appointment of this firm was recommended to the Board of Directors by its Audit Committee. Price Waterhouse LLP has been acting as independent accountants of the Company since 1979.

                  The submission of this matter to shareholders at the Annual Meeting is not required by law or by the By-Laws of the Company. Nevertheless, the Board of Directors of the Company is submitting it to the shareholders to ascertain their views. If this appointment is not ratified by the holders of at least a majority of the shares of Common Stock of the Company at the Annual Meeting, the Board of Directors intends to reconsider its appointment of Price Waterhouse LLP as independent accountants of the Company.

                  Representatives of Price Waterhouse LLP will be present at the Annual Meeting and will be available to respond to questions or make a statement, if they so desire.

*  Language within brackets shows deletions from previous plan.
** Language within brackets shows insertions to previous plan.

         PROPOSED AMENDMENTS TO THE COMPANY'S 1989 NON-EMPLOYEE DIRECTOR
                        NON-QUALIFIED STOCK OPTION PLAN
                                (PROPOSAL NO. 3)

                  The Board of Directors has proposed the adoption of certain amendments (the "Amendments") to the Company's 1989 Non-Employee Director Non-Qualified Stock Option Plan (the "Plan") in order to update the Plan and ensure that it remains a viable means for attracting and retaining qualified individuals to serve on the Company's Board of Directors. The Amendments would
(i) increase from 125,000 to 250,000 the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the Plan, (ii) provide for annual grants of an option to purchase 4,000 shares (rather than 3,000 shares) of Common Stock to each eligible non-employee director of the Company, (iii) provide for initial grants of options to purchase 10,000 shares (rather than 5,000 shares) of Common Stock to each new non-employee director of the Company, vesting over three years at the rate of 4,000, 3,000 and 3,000 shares after the end of the first, second and third years, respectively, (iv) extend the term of the Plan to April 30, 2006, (v) amend the definition of individuals eligible to receive options under the Plan to cover only those Board members who are not, and have not for the past three years, been an officer or salaried employee of the Company or any subsidiary, and (vi) eliminate the requirement that shareholders approve certain types of amendments to the Plan. The plan, as amended to incorporate the proposed Amendments, is attached as Appendix A hereto.


     The  purposes  of the  proposed  Amendments  are as follows.  The  proposed increase in the number of shares reserved for issuance under the Plan is to ensure that there remains a sufficient number of shares issuable under the Plan to provide for continuing annual grants to eligible directors and initial grants to new directors. The proposed modest increase in the number of shares awarded pursuant to annual and initial grants is to ensure that the Company can continue to attract and retain qualified individuals to serve on the Board of Directors and that existing directors continue to expend maximum effort on the growth and success of the Company. The proposed extension of the term of the Plan to April 30, 2006 will ensure that the Plan remains in effect for an additional five years beyond its current April 30, 2001 expiration date. [* Finally, the] THE proposed amendment of the definition of eligible directors under the Plan is to clarify that directors who are, or recently were, officers or salaried employees of the Company, and therefore eligible to receive grants of options pursuant to the Company's Stock Option Plan pertaining to such persons, are not also eligible to receive options under the Plan.[** FINALLY, THE PROPOSED ELIMINATION OF THE REQUIREMENT THAT SHAREHOLDERS APPROVE CERTAIN TYPES OF AMENDMENTS TO THE PLAN (NAMELY, AMENDMENTS TO OPTION EXERCISE PRICES AND THE MAXIMUM PERIOD DURING WHICH OPTIONS MAY BE EXERCISED) IS DESIGNED TO ALLOW THE BOARD GREATER FLEXIBILITY IN AMENDING THE PLAN TO CONFORM TO THE COMPANY'S EVOLVING
REQUIREMENTS. AS A RESULT OF RECENT CHANGES IN FEDERAL SECURITIES LAWS AND REGULATIONS, SHAREHOLDER APPROVAL OF SUCH AMENDMENTS TO OPTION PLANS SUCH AS THE PLAN IS NO LONGER REQUIRED. SHAREHOLDERS WILL STILL BE REQUIRED TO APPROVE PROPOSED AMENDMENTS WHICH INCREASE THE TOTAL NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN, EXTEND THE TERM OF THE PLAN, OR MATERIALLY CHANGE THE ELIGIBILITY REQUIREMENTS FOR PARTICIPATION IN THE PLAN OR THE BENEFITS THAT MAY ACCRUE TO ELIGIBLE PARTICIPANTS IN THE PLAN.]

                  The Board believes the proposed Amendments will enable the Plan to serve as a means of attracting and retaining qualified individuals to serve on the Board of Directors. In the absence of the proposed Amendments, the Plan would not be available for the full three-year term of the directors currently being nominated for election to the Board, including Mr. Levi, a new director.

                  SHAREHOLDER PROPOSALS AND OTHER MATTERS

                  Proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received at the Company's principal executive offices not later than October 28, 1998 in order for such proposals to be included in the Company's proxy statement and proxy relating to the 1999 Annual Meeting of Shareholders. Nothing in this paragraph shall be deemed to require the Company to include in the proxy statement and proxy relating to the 1999 Annual Meeting of Shareholders any shareholder proposal that does not meet all of the requirements for such inclusion in effect at that time.

                  The Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the Annual Meeting other than those specifically referred to herein. If, however, any other matters should properly come before the Annual Meeting, it is the intention of the person named in the enclosed proxy to vote the shares represented thereby in accordance with the determination of a majority of the Board of Directors.

                  The Board of Directors of the Company urges each shareholder, whether or not he or she intends to be present at the Annual Meeting, to complete, sign, and return the enclosed proxy as promptly as possible.


                                              By Order of the Board of Directors

                                              /s/ Richard A. Thompson

                                              Richard A. Thompson
                                              Chief Executive Officer

*  Language within brackets shows deletions from previous plan.
** Language within brackets shows insertions to previous plan.

                                                                      APPENDIX A

                              MICROLOG CORPORATION
                    1989 NON-EMPLOYEE DIRECTOR NON-QUALIFIED
                                STOCK OPTION PLAN

                            (AS AMENDED AND RESTATED)


                  Microlog Corporation (the "Company") sets forth herein the terms of this Non-Employee Director Stock Option Plan (the "Plan") as follows:


                  1.       PURPOSE

                           The Plan is intended to advance the  interests of the
Company by providing each member serving on the Board of Directors of the Company who is not,[** AND HAS NOT WITHIN THE PAST THREE YEARS BEEN,] an officer or other salaried employee of the Company or any subsidiary (a "Non-Employee Director") with an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and will encourage such Non-Employee Directors to remain in the service of the Company or that of one or more of its subsidiaries. The stock options granted under the Plan (an "Option") are not intended to be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 (or the corresponding provision of any subsequently enacted tax statute).

                  2.       STOCK

                           The stock  that may be  issued  pursuant  to  Options
granted under the Plan shall be shares of Common Stock, par value $.01 per share, of the Company (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate [*125,000][** 200,000] shares, which number of shares is subject to adjustment as hereinafter provided in Section 14 below. If any Option expires, terminates, or is terminated for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

                  3.       GRANT OF OPTIONS


                           (a) Grant on Effective Date. On the effective date of
this Plan as provided in Section 5 below, each Non-Employee Director then serving on the Board of Directors of the Company shall be granted an Option to purchase 5,000 shares of Stock at the price and upon the other terms and conditions specified in the Plan. Thereafter, subject to Section 3(c) and to the availability of shares issued under Section 2 of the Plan, an Option to purchase [*5,000][**10,000]shares of Stock, at the price and upon the other terms and conditions specified in the Plan, shall be granted under the Plan to each Non-Employee Director of the Company upon the initial election of such Non-Employee Director to the Board.


                           (b) Annual Grants. Subject to Section 3(c) and to the
availability of shares issued under Section 2 of the Plan,[*on the third Wednesday in March of ech year, commencing on March 21, 1990, each of the Non-Employee Directors the serving on][** IN ACCORDANCE WITH SHAREHOLDER APPROVAL IN MARCH 1996 OF AN AMENDMENT TO THIS PLAN ADOPTED BY] the Board of Directors of the Company [**ON DECEMBER 20, 1995, ON THE THIRD WEDNESDAY IN DECEMBER OF EACH YEAR, COMMENCING ON DECEMBER 20, 1995, EACH OF THE NON-EMPLOYEE DIRECTORS THEN SERVING ON THE BOARD OF DIRECTORS OF THE COMPANY] shall be granted an Option to purchase 3,000 shares of Stock at the price and upon the other terms

*Language within brackets shows deletions from previous plan.
** Language within brackets shows insertions to previous plan.



and conditions specified in this Plan, except that, subject to approval not later than December[* 19, 1996] [**14, 1998,] by the affirmative vote of shareholders who hold at least a majority of the outstanding shares of stock of the Company entitled to vote thereon and who vote in person or by proxy at a duly constituted shareholders' meeting, of an amendment to the Plan adopted by the Board of Directors of the Company on December[*20, 1995 ] [**15, 1997, commencing on December[*20, 1995][** 15, 1997,] each such Option shall be [*granted on the third Wednesday in December of each year commencing on December 20, 1995, and shall be for 3,000][** FOR 4,000] shares of Stock, subject to adjustment under Section 14 hereof.


                           (c) Excluded Persons. Notwithstanding anything to the
contrary contained in Section 3 of the Plan, no Non-Employee Director designated by Whale Securities Corp. pursuant to the terms of the Underwriting Agreement dated as of May 14, 1986 between Whale Securities Corp. and the Company shall be granted any Options pursuant to this Plan.

                           (d)  Special  Grant.  An  option to  purchase  10,000
shares of Stock, at the price and upon the other terms and conditions specified in the Plan, is hereby granted under the Plan effective December 22, 1992 to each Non-Employee Director then serving on the Board of Directors of the Company at the price and upon the other terms and conditions specified in the Plan, subject to Section 3(c) and to the availability of shares to be issued under
Section 2 of the Plan, and subject to approval of this Section 3(d) on or before April 30, 1993 by an affirmative vote of shareholders who hold at least a majority of the outstanding shares of stock of the Company entitled to vote thereon, in person or by proxy, at a duly called meeting of the shareholders; provided, however, that upon approval of this Section 3(d) by the shareholders of the Company as set forth above, all Options granted under this Section 3(d) shall be fully effective as if the shareholders of the Company had approved this
Section 3(d) on December 22, 1992.

                  4.       OPTION PRICE

                           The purchase  price of each share of Stock subject to
an Option (the "Option Price") shall be the greater of par value or one hundred percent (100%) of the fair market value of a share of Stock on the date the Option is granted. In the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation system, or is publicly traded in an established securities market, the fair market value shall be deemed to the closing price of the Stock on such exchange or system or in such market (the highest such closing price if there is more than one such exchange or market) on the trading date immediately before the Option is granted (or, if there is no such closing price, the mean between the highest bid and lowest asked prices or between the high and low prices on such date), or, if no sale of the Stock has been made on such day, on the immediately preceding day on which any such sale shall have been made.

                  5.       EFFECTIVE DATE AND TERM OF THE PLAN

                           (a) Effective  Date.  This Plan shall be effective as
of the date this Plan is adopted by the Board of Directors of the Company, subject to approval of the Plan before or within one year after such effective date by an affirmative vote of shareholders who hold at least a majority of the outstanding shares of stock of the Company entitled to vote thereon, in person or by proxy, at a duly called meeting of the shareholders; provided, however, that upon approval of the Plan by the shareholders of the Company as set forth above, all Options granted under the Plan on or after the effective date shall be fully effective as if the shareholders of the Company had approved the Plan on the effective date. If the shareholders fail to approve the Plan before or within one year of such effective date, any options granted hereunder shall be null and void and of no effect.


                           (b) Term.  This  Plan  shall  terminate  on April 30,
[*2001] [**2006.]

*  Language within brackets shows deletions from previous plan.
** Language within brackets shows insertions to previous plan.



                  6.       OPTION AGREEMENTS

                           All  Options  granted  pursuant  to the Plan shall be
evidenced by written agreements ("Option Agreements"), to be executed by the Company and by the Optionee, substantially in the form attached as Exhibit A to this Plan, with such changes as the officer or officers executing such Option Agreements may determine to be necessary or advisable (such determination to be conclusively evidenced by the execution thereof by such officer or officers).

                  7.       TERM AND EXERCISE OF OPTIONS

                           (a) Term.  Each Option  granted  under the Plan shall
terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten (10) years from the date such Option is granted.


                           (b) Option Period and  Limitations on Exercise.  Each
Option granted under the Plan shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration of the Option, except that Options granted on or after December[*20, 1995][** 15, 1997] shall be exercisable to the extent of[*1,000][** 3,000] shares only until such time as the amendment to the Plan adopted by the Board of Directors of the Company on December [* 20, 1995][** 15, 1997] has been approved by shareholders in accordance with Section 13 hereof. If an Option is exercised prior to the date that is six months from the later of
(i) the date of grant of the Option or (ii) the date of shareholder approval of the amendment to the Plan adopted on December[* 20, 1995] [** 15, 1997] (to the extent such Option was granted subject to such approval) and the individual exercising the Option is a reporting person under Section 16(a) of the Exchange Act, then such certificate or certificates shall bear a legend restricting the transfer of the Stock covered thereby until the expiration of six months from the date specified in clause (i) above or the date specified in clause (ii) above, whichever is applicable to such shares of Stock.


                           (c) Method of Exercise. An Option that is exercisable
hereunder may be exercised by delivery to the Company on any business day, at its principal office, addressed to the attention of the Secretary of the Company, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and except as provided below, shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised in cash. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Except as provided below, payment in full of the Option Price of the shares for which the Option is being exercised shall accompany the written notice of exercise of the Option and shall be made (i) in cash or in cash equivalents; (ii) subject to approval not later than December 19, 1996, by the affirmative vote of shareholders who hold at least a majority of the outstanding shares of stock of the Company entitled to vote thereon and who vote in person or by proxy at a duly constituted shareholders' meeting, of the amendment to the Plan adopted by the Board of Directors of the Company on December 20, 1995, through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 4 above) on the date of exercise; or (iii) subject to such approval, by a combination of the methods described in (i) and (ii); provided, however, that the Board may in its discretion impose and set forth in the Option Agreement such limitations or prohibitions on the use of shares of Stock to exercise Options as it determines to be necessary or appropriate under applicable securities or other laws. If shares of Stock that are acquired by the Optionee through exercise of an Option or an option issued under another stock option plan maintained by the Company are surrendered in payment of the Option

Price, the Stock surrendered in payment must have been (i) held by the Optionee for more than six months at the time of surrender, or (ii) acquired under an Option granted not less than six months prior to the time of surrender. Subject to approval not later than December 19, 1996, by the affirmative vote of shareholders who hold at least a majority of the outstanding shares of stock of the Company entitled to vote thereon and who vote in person or by proxy at a duly constituted shareholders' meeting, of the amendment to the Plan adopted by the Board of Directors of the Company on December 20, 1995, payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in
Section 14 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

                  8.       TRANSFERABILITY OF OPTIONS

                           During the  lifetime of an Optionee to whom an Option
is granted, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

                  9.       TERMINATION OF SERVICE

                           Subject to the  provisions of Section 10 of the Plan,
upon the termination of the service of an optionee with the Company or a subsidiary, Options granted to such optionee pursuant to this Plan shall continue in effect for the remainder of their respective terms, and shall not terminate.

                  10.      RIGHTS IN THE EVENT OF DEATH

                           If an Optionee dies, the executors or  administrators
or legatees or distributees of such Optionee's estate shall have the right, at any time prior to termination of the Option as provided in Section 7(a) above, to exercise any Option held by such Optionee at the date of such Optionee's death.

                  11.      USE OF PROCEEDS

                           The proceeds received by the Company from the sale of
Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

                  12.      REQUIREMENTS OF LAW

                           The  Company  shall not be  required to sell or issue
any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual

*  Language within brackets shows deletions from previous plan.
** Language within brackets shows insertions to previous plan.



exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, the Company shall not be required to sell or issue such shares unless the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. The Plan is intended to comply with Rule 16b-3 of the Securities Exchange Commission under the Securities Exchange Act of 1934. Any provision of the Plan inconsistent with Rule 16b-3 will be inoperative but will not affect the validity of the Plan.


                  13.      AMENDMENT AND TERMINATION OF THE PLAN

                           The  Board  may,  at any time and from  time to time,
amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that no amendment by the Board shall, without approval by the affirmative vote of shareholders who hold at least a majority of outstanding shares of stock of the Company entitled to vote thereon and who vote in person or by proxy at a duly constituted shareholders' meeting, (a)[*materially change the requirements as to eligibility to receive Options;(b)] increase the maximum number of shares of Stock in the aggregate that may be sold pursuant to Options granted under the Plan (except as permitted under Section 14 hereof);[*;(c) change the Option Price set forth in Section 4 hereof (except as permitted under Section 14 hereof); (d) increase the maximum period during which Options may be exercised; (c).] [**(b)] extend the term of the Plan ; [**or (c) MATERIALLY CHANGE THE ELIGIBILITY REQUIREMENTS FOR PARTICIPATION IN THE PLAN OR THE BENEFITS THAT MAY ACCRUE TO ELIGIBLE PARTICIPANTS IN] the Plan. Except as permitted under Section 14 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.


                  14.      EFFECT OF CHANGES IN CAPITALIZATION

                           (a) Changes in Stock.  If the  outstanding  shares of
Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

                           (b)  Reorganization  in  Which  the  Company  Is  the
Surviving Corporation. Subject to Subsection (c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

                           (c)  Reorganization  in Which the  Company Is Not the
Surviving Corporation or Sale of Assets or Stock. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity owning eighty percent (80%) or more of the combined voting power of all classes of stock of the Company, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders (provided, however, that the options shall terminate only the consummation or occurrence of such event).

                           (d) Fractional  Shares. No fractional shares of Stock
or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

                           (e) No Limitations on Company. The grant of an Option
pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

                  15.      DISCLAIMER OF RIGHTS

                           No provision in the Plan or in any Option  granted or
Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the service of the Company or any subsidiary, or to interfere in any way with the right and authority of the Company or any subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any relationship between any individual and the Company or any subsidiary.

                  16.      NONEXCLUSIVITY OF THE PLAN

                           Neither the  adoption of the Plan nor the  submission
of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which

*  Language within brackets shows deletions from previous plan.
** Language within brackets shows insertions to previous plan.




arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

                                      * * *


                           This Plan was duly  adopted and approved by the Board
of Directors of the Company by resolution at a meeting held on June 10, 1989, subject to shareholder approval. This Plan was duly amended by the Board of Directors, subject to shareholder approval, by resolutions at meetings held on December 22, 1992, January 22, 1993, [*and] December 20, 1995, [** DECEMBER 15, 1997, AND JANUARY 28, 1998.]

                                -----------------

                           This Plan was duly  approved by the  shareholders  of
the Company at a meeting of the shareholders held on the 24th day of February, 1990. Amendments to the Plan were duly approved by the shareholders of the Company on March 13, 1993, [**MARCH 26, 1996 AND (MARCH 31, 1998).]


                                      * * *

                                 REVOCABLE PROXY

                              MICROLOG CORPORATION

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                  The undersigned shareholder hereby appoints Richard A. Thompson or Steven R. Delmar, or either of them, attorneys and proxies of the undersigned, with full power of substitution and with authority in each of them to act in the absence of the other, to vote and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Gaithersburg Hilton, 620 Perry Parkway, Gaithersburg, Maryland, 20877, on March 31, 1998, at 10:00 a.m., local time, and at any adjournments or postponements thereof, in respect of all shares of the Common Stock of the Company which the undersigned may be entitled to vote, on the following matters:

1.               Election of two directors for a three year term ending in 2001:

                 David M. Gische:

                 [_]    FOR the nominee listed above.

                 [_]    WITHHOLD AUTHORITY to vote for the nominee listed above.

                 David B. Levi:

                 [_]    FOR the nominee listed above.

                 [_]    WITHHOLD AUTHORITY to vote for the nominee listed above.

                 Proposal to ratify the appointment of Joe J. Lynn to fill the vacant director position and serve the remainder of a term expiring in 1999:

                 [_]    FOR                  [_]   AGAINST          [_]  ABSTAIN

2. Proposal to ratify the appointment of Price Waterhouse LLP as the independent accountants of the Company for the fiscal year ending October 31, 1998:

                 [_]    FOR                  [_]   AGAINST          [_]  ABSTAIN

3.               Proposed Amendments to the Plan:

                 [_]    FOR                  [_]   AGAINST          [_]  ABSTAIN

4. In their discretion, on any other matters that may properly come before the meeting, or any adjournments or postponements thereof, in accordance with the recommendations of a majority of the Board of Directors.

             (Continued and to be dated and signed on reverse side.)

                           (continued from other side)

                  This proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. However, if no direction is given, this proxy will be voted FOR the nominees in proposal 1, FOR ratification of the appointment of the accountants in proposal 2, and FOR the proposed Amendments to the Plan in proposal 3.

                  The undersigned hereby acknowledges prior receipt of a copy of the Notice of Annual Meeting of Shareholders and Proxy Statement dated February 24, 1998, and the 1997 Annual Report to Shareholders, and hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy, or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

                  If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

[_]   I PLAN TO ATTEND THE MARCH 31, 1998 ANNUAL SHAREHOLDERS MEETING

                                          Date:------------------, 1998.


                                          --------------------------------------
                                          Signature of Shareholder or Authorized
                                          Representative


                                          Please  date and sign  exactly as name
                                          appears    hereon.    Each   executor,
                                          administrator,    trustee,   guardian,
                                          attorney-in-fact,  and other fiduciary
                                          should  sign and  indicate  his or her
                                          full  title.  In  the  case  of  stock
                                          ownership  in the  name of two or more
                                          persons, both persons should sign.



PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.